UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2012

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12390 El Camino Real, Suite 150, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On May 21, 2012, ADVENTRX Pharmaceuticals, Inc. ("ADVENTRX" or the "Company") became aware that on May 17, 2012 BioMedReports.Com published a video interview with Brian M. Culley, the Company's Chief Executive Officer, which interview was given on March 12, 2012. A transcript of the interview is furnished as Exhibit 99.1 hereto.

The information furnished by this current report on Form 8-K, including Exhibit 99.1 hereto, is summary information that should be considered in the context of the Company’s filings with the U.S. Securities and Exchange Commission ("SEC"), including its most recent annual report on Form 10-K and quarterly report on Form 10-Q, and other public disclosures that it has made and may make from time to time through filings with the SEC or by press release.

ADVENTRX cautions you that statements made during the interview that are not a description of historical facts are forward-looking statements that are based on ADVENTRX's current expectations and assumptions as of the date of the interview. Such forward-looking statements include, but are not limited to, statements regarding ADVENTRX's development plans and progress for ANX-188, including the nature and timing of future clinical studies, ANX-188’s potential as an effective treatment for sickle cell disease patients and the potential commercial value of ANX-188. Among the factors that could cause or contribute to material differences between ADVENTRX’s actual results and those indicated from the forward-looking statements are risks and uncertainties inherent in ADVENTRX’s business, including, but not limited to: the potential for ADVENTRX to delay, reduce or discontinue current and/or planned development activities, partner its product candidates at inopportune times or pursue less expensive but higher-risk development paths if it is unable to raise sufficient additional capital as needed; ADVENTRX’s ability to obtain additional funding on a timely basis or on acceptable terms, or at all; the potential for delays in the commencement or completion of its planned clinical studies including as a result of difficulties or delays in completing manufacturing process development activities and manufacturing clinical trial material; the risk of suspension or termination of a clinical study including due to lack of adequate funding; the risk that planned clinical studies of ADVENTRX's product candidates, including ANX-188, are not successful and, even if they are successful, that the FDA could determine they are not sufficient to support an NDA for the product candidate; the risk that the FDA does not grant market approval of ADVENTRX’s product candidates, including ANX-188, on a timely basis, or at all; ADVENTRX's reliance on third parties to assist in the conduct of important aspects of its product candidates' development programs, including the manufacture of clinical trial material, the conduct of clinical studies and regulatory submissions related to product approval, and that such third parties may fail to perform as expected; the risk that intellectual property protection ADVENTRX obtains with respect to its product candidates, including ANX-188, is insufficient to provide a competitive advantage; and other risks and uncertainties more fully described in ADVENTRX's filings with the SEC, including its most recent quarterly report on Form 10-Q.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date when made. ADVENTRX does not intend to revise or update any forward-looking statement contained herein to reflect events or circumstances arising after the date of the interview, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

The information in this current report on Form 8-K, including Exhibit 99.1 hereto, is being furnished by the Company and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and is not to be incorporated by reference into any registration statement or other filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as may be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

May 21, 2012	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	Transcript of Brian M. Culley interview with BioMedReports.Com on March 12, 2012